      As filed with the Securities and Exchange Commission on July 16, 1999
                                                   Registration No. 333-________

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                               CISCO SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                                      77-0059951
 (State or other jurisdiction                  (IRS Employer Identification No.)
of incorporation or organization)

             170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
               (Address of principal executive offices) (Zip Code)


                          GEOTEL 1995 STOCK OPTION PLAN

              GEOTEL 1998 NON-EXECUTIVE EMPLOYEE STOCK OPTION PLAN

                              ---------------------
                            (Full title of the Plans)

                                JOHN T. CHAMBERS
                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
                               CISCO SYSTEMS, INC.
             170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
                     (Name and address of agent for service)
                                 (408) 526-4000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                                             Proposed           Proposed
                 Title of                                    Maximum            Maximum
                Securities                    Amount         Offering          Aggregate          Amount of
                   to be                      to be           Price             Offering         Registration
                Registered                Registered(1)    per Share(2)         Price(2)             Fee
                ----------                -------------    ------------         --------         ------------

GeoTel 1995 Stock Option Plan               4,090,852          11.45           46,840,256          $13,022
-----------------------------
Common Stock

GeoTel 1998 Non-Executive Employee
----------------------------------
Stock Option Plan                           2,033,105          30.32           61,643,744          $17,137
-----------------
Common Stock
                                                               Aggregate Registration Fee          $30,159
==============================================================================================================

(1) This Registration Statement shall also cover any additional shares of Registrant's Common Stock which become issuable under the GeoTel 1995 Stock Option Plan or the GeoTel 1998 Non-Executive Employee Stock Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

                Cisco Systems, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

        (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended July 25, 1998 filed with the Commission on September 25, 1998, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

        (b) The Registrant's Current Reports on Form 8-K filed with the Commission on October 13, 1998, November 20, 1998 (for period date November 2, 1998), November 20, 1998 (for period date November 4, 1998), May 14, 1999, and July 2, 1999;

        (c) The Registrant's Quarterly Reports on Form 10-Q for the periods ending October 24, 1998, and May 1, 1999, filed with the Commission on December 8, 1998, and June 15, 1999, respectively; and the Registrants Quarterly Report on Form 10-Q for the period ending January 23, 1999, filed with the Commission on March 9, 1999, as amended on Form 10-Q/A on May 14, 1999;

        (d) The Registrant's Registration Statement No. 000-18225 on Form 8-A filed with Commission on January 11, 1990, together with Amendment No. 1 on Form 8-A/A filed with the Commission on February 15, 1990, and including any other amendments or reports filed for the purpose of updating such description, in which there is described the terms, rights and provisions applicable to the Registrant's Common Stock, and;

        (e) The Registrant's Registration Statement No. 000-18225 on Form 8-A filed with the Commission on June 11, 1998, including any amendments or reports filed for the purpose of updating such description, in which there is described the terms, rights and provisions applicable to the Registrant's Preferred Stock Purchase Rights.

                All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

                Not Applicable.

Item 5.  Interests of Named Experts and Counsel

                Not Applicable.

Item 6.  Indemnification of Directors and Officers

                Section 317 of the California Corporations Code authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit indemnification

(including reimbursement of expenses incurred) under certain circumstances for liabilities arising under the Securities Act of 1933, as amended, (the "1933 Act"). The Registrant's Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the California Corporations Code. In addition, the Registrant has entered into Indemnification Agreements with each of its directors and officers.

Item 7.  Exemption from Registration Claimed

                Not Applicable.

Item 8.  Exhibits

Exhibit Number         Exhibit
--------------         -------

   4                   Instruments Defining the Rights of Stockholders.
                       Reference is made to Registrant's Registration Statements
                       No. 000-18225 on Form 8-A, together with the amendments
                       and exhibits thereto, which are incorporated herein by
                       reference pursuant to Items 3(d) and 3(e).
   5                   Opinion and consent of Brobeck, Phleger & Harrison LLP.
   23.1                Consent of PricewaterhouseCoopers LLP, Independent
                       Accountants.
   23.2                Consent of Brobeck, Phleger & Harrison LLP is contained
                       in Exhibit 5.
   24                  Power of Attorney. Reference is made to page II-4 of this
                       Registration Statement.
   99.1                GeoTel 1995 Stock Option Plan.
   99.2                Form of Incentive Stock Option Agreement.
   99.3                Form of Nonstatutory Stock Option Agreement.
   99.4                GeoTel 1998 Non-Executive Employee Stock Option Plan.
   99.5                Form of Stock Option Agreement.
   99.6                Form of Option Assumption Agreement.
   99.7                Form of Option Assumption Agreement-Acceleration.
   99.8                Form of Option Assumption Agreement-Performance
                       Acceleration.
   99.9                Form of Option Assumption Agreement-Performance.


Item 9.  Undertakings

                A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses
(1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the GeoTel 1995 Stock Option Plan or the GeoTel 1998 Non-Executive Employee Stock Option Plan.

                B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in

Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on this 16th day of July, 1999.

                               CISCO SYSTEMS, INC.


                               By: /s/John T. Chambers
                                   ---------------------------------------------
                                   John T. Chambers
                                   President and Chief Executive Officer

                                POWER OF ATTORNEY

                KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John T. Chambers and Larry R. Carter, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

                Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature                         Title                                                       Date
---------                         -----                                                       ----

/s/John T. Chambers               President, Chief Executive                                  July 16, 1999
-----------------------------     Office and Director
John T. Chambers                  (Principal Executive Officer)



/s/Larry R. Carter                Senior Vice President, Finance                              July 16, 1999
-----------------------------     and Administration, Chief Financial
Larry R. Carter                   Officer and Secretary
                                  (Principal Financial and Accounting Officer)


/s/John P. Morgridge              Chairman of the Board and                                   July 16, 1999
-----------------------------     Director
John P. Morgridge


/s/Donald T. Valentine            Vice Chairman of the Board and                              July 16, 1999
-----------------------------     Director
Donald T. Valentine


/s/James F. Gibbons               Director                                                    July 16, 1999
-----------------------------
James F. Gibbons


/s/Robert L. Puette               Director                                                    July 16, 1999
-----------------------------
Robert L. Puette


                                  Director                                                    July __, 1999
-----------------------------
Masayoshi Son


/s/Steven M. West                 Director                                                    July 16, 1999
-----------------------------
Steven M. West


/s/Edward R. Kozel                Director                                                    July 16, 1999
-----------------------------
Edward R. Kozel


                                  Director                                                    July __, 1999
-----------------------------
Carol A. Bartz


/s/James C. Morgan                Director                                                    July 16, 1999
-----------------------------
James C. Morgan


/s/Mary Cirillo                   Director                                                    July 16, 1999
-----------------------------
Mary Cirillo


/s/Arun Sarin                     Director                                                    July 16, 1999
-----------------------------
Arun Sarin

                                  EXHIBIT INDEX

Exhibit Number         Exhibit
--------------         -------

   4                   Instruments Defining the Rights of Stockholders.
                       Reference is made to Registrant's Registration Statements
                       No. 000-18225 on Form 8-A, together with the amendments
                       and exhibits thereto, which are incorporated herein by
                       reference pursuant to Items 3(d) and 3(e).
   5                   Opinion and consent of Brobeck, Phleger & Harrison LLP.
   23.1                Consent of PricewaterhouseCoopers LLP, Independent
                       Accountants.
   23.2                Consent of Brobeck, Phleger & Harrison LLP is contained
                       in Exhibit 5.
   24                  Power of Attorney. Reference is made to page II-4 of this
                       Registration Statement.
   99.1                GeoTel 1995 Stock Option Plan.
   99.2                Form of Incentive Stock Option Agreement.
   99.3                Form of Nonstatutory Stock Option Agreement.
   99.4                GeoTel 1998 Non-Executive Employee Stock Option Plan.
   99.5                Form of Stock Option Agreement.
   99.6                Form of Option Assumption Agreement.
   99.7                Form of Option Assumption Agreement-Acceleration.
   99.8                Form of Option Assumption Agreement-Performance
                       Acceleration.
   99.9                Form of Option Assumption Agreement-Performance.